Exhibit 99.1

Microsoft Cloud and AI Strength Drives Second Quarter Results

REDMOND, Wash. — January 28, 2026 — Microsoft Corp. today announced the following results for the quarter ended December 31, 2025, as compared to the corresponding period of last fiscal year:

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Revenue was $81.3 billion and increased 17% (up 15% in constant currency)
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Operating income was $38.3 billion and increased 21% (up 19% in constant currency)
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Net income on a GAAP basis was $38.5 billion and increased 60%, and on a non-GAAP basis was $30.9 billion and increased 23% (up 21% in constant currency)
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Diluted earnings per share on a GAAP basis was $5.16 and increased 60%, and on a non-GAAP basis was $4.14 and increased 24% (up 21% in constant currency)
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Non-GAAP results exclude the impact from investments in OpenAI, explained in the Non-GAAP Definition section below

“We are only at the beginning phases of AI diffusion and already Microsoft has built an AI business that is larger than some of our biggest franchises," said Satya Nadella, chairman and chief executive officer of Microsoft. “We are pushing the frontier across our entire AI stack to drive new value for our customers and partners.”

“Microsoft Cloud revenue crossed $50 billion this quarter, reflecting the strong demand for our portfolio of services,” said Amy Hood, executive vice president and chief financial officer of Microsoft. “We exceeded expectations across revenue, operating income, and earnings per share.”

The following table reconciles our financial results reported in accordance with generally accepted accounting principles (GAAP) to non-GAAP financial results. Additional information regarding our non-GAAP definition is provided below. All growth comparisons relate to the corresponding period in the last fiscal year.

	Three Months Ended December 31,

($ in millions, except per share amounts)	Net Income	Diluted Earnings per Share

2024 As Reported (GAAP)	$24,108	$3.23
Impact from investments in OpenAI	939	0.12
2024 As Adjusted (non-GAAP)	$25,047	$3.35
2025 As Reported (GAAP)	$38,458	$5.16
Impact from investments in OpenAI	(7,583)	(1.02)
2025 As Adjusted (non-GAAP)	$30,875	$4.14
Percentage Change Y/Y (GAAP)	60%	60%
Percentage Change Y/Y Constant Currency	57%	58%
Percentage Change Y/Y (non-GAAP)	23%	24%
Percentage Change Y/Y (non-GAAP) Constant Currency	21%	21%

Business Highlights

Microsoft Cloud revenue was $51.5 billion and increased 26% (up 24% in constant currency), and commercial remaining performance obligation increased 110% to $625 billion.

Revenue in Productivity and Business Processes was $34.1 billion and increased 16% (up 14% in constant currency), with the following business highlights:

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Microsoft 365 Commercial cloud revenue increased 17% (up 14% in constant currency)
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Microsoft 365 Consumer cloud revenue increased 29% (up 27% in constant currency)

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LinkedIn revenue increased 11% (up 10% in constant currency)
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Dynamics 365 revenue increased 19% (up 17% in constant currency)

Revenue in Intelligent Cloud was $32.9 billion and increased 29% (up 28% in constant currency), with the following business highlights:

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Azure and other cloud services revenue increased 39% (up 38% in constant currency)

Revenue in More Personal Computing was $14.3 billion and decreased 3%, with the following business highlights:

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Windows OEM and Devices revenue increased 1% (relatively unchanged in constant currency)
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Xbox content and services revenue decreased 5% (down 6% in constant currency)
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Search and news advertising revenue excluding traffic acquisition costs increased 10% (up 9% in constant currency)

Microsoft returned $12.7 billion to shareholders in the form of dividends and share repurchases in the second quarter of fiscal year 2026, an increase of 32% compared to the second quarter of fiscal year 2025.

Business Outlook

Microsoft will provide forward-looking guidance in connection with this quarterly earnings announcement on its earnings conference call and webcast.

Quarterly Highlights, Product Releases, and Customer Stories

Every quarter Microsoft delivers hundreds of products, services, and enhancements. These releases are driven by years of significant research and development investments, to empower customers with greater productivity, security, and differentiated value.

This momentum is reflected in stories that showcase how our technology is shaping industries and driving customer success. We share innovation updates on our product blogs across Azure, Microsoft 365, and more on our Official Microsoft blog.

Webcast Details

Satya Nadella, chairman and chief executive officer, Amy Hood, executive vice president and chief financial officer, Alice Jolla, chief accounting officer, Keith Dolliver, corporate secretary and deputy general counsel, and Jonathan Neilson, vice president of investor relations, will host a conference call and webcast at 2:30 p.m. Pacific time (5:30 p.m. Eastern time) today to discuss details of the company’s performance for the quarter and certain forward-looking information. The session may be accessed at http://www.microsoft.com/en-us/investor. Participants can also dial into the conference call at (877) 407-0666 or +1 (201) 689-8023 for international, no password required. The webcast will be available for replay through the close of business on January 28, 2027.

Non-GAAP Definition

Impact from investments in OpenAI. In the second quarter of fiscal year 2026, net income and diluted earnings per share were impacted by net gains from investments in OpenAI, which resulted in an increase in net income and diluted earnings per share of $7.6 billion and $1.02, respectively. In the second quarter of fiscal year 2025, net income and diluted earnings per share were impacted by net losses from investments in OpenAI, which resulted in a decrease in net income and diluted earnings per share of $939 million and $0.12, respectively.

Microsoft has provided non-GAAP financial measures related to the impact from investments in OpenAI to aid investors in better understanding our performance. Microsoft believes these non-GAAP measures assist investors by providing additional insight into its operational performance and help clarify trends affecting its business. For comparability of reporting, management considers non-GAAP measures in conjunction with GAAP financial results in evaluating business performance. The non-GAAP financial measures presented in this release should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.

Constant Currency

Microsoft presents constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars using the average exchange rates from the comparative period rather than the actual exchange rates in effect during the respective periods. All growth comparisons relate to the corresponding period in the last fiscal year. Microsoft has provided this non-GAAP financial information to aid investors in better understanding our performance. The non-GAAP financial measures presented in this release should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.

Financial Performance Constant Currency Reconciliation

	Three Months Ended December 31,

($ in millions, except per share amounts)	Revenue	Operating Income	Net Income	Diluted Earnings per Share

2024 As Reported (GAAP)	$69,632	$31,653	$24,108	$3.23
2024 As Adjusted (non-GAAP)	$69,632	$31,653	$25,047	$3.35
2025 As Reported (GAAP)	$81,273	$38,275	$38,458	$5.16
2025 As Adjusted (non-GAAP)	$81,273	$38,275	$30,875	$4.14
Percentage Change Y/Y (GAAP)	17%	21%	60%	60%
Percentage Change Y/Y (non-GAAP)	17%	21%	23%	24%
Constant Currency Impact	$972	$596	$558	$0.07
Percentage Change Y/Y Constant Currency	15%	19%	57%	58%
Percentage Change Y/Y (non-GAAP) Constant Currency	15%	19%	21%	21%

Segment Revenue Constant Currency Reconciliation

	Three Months Ended December 31,

($ in millions)	Productivity and Business Processes	Intelligent Cloud	More Personal Computing

2024 As Reported (GAAP)	$29,437	$25,544	$14,651
2025 As Reported (GAAP)	$34,116	$32,907	$14,250
Percentage Change Y/Y (GAAP)	16%	29%	(3)%
Constant Currency Impact	$580	$292	$100
Percentage Change Y/Y Constant Currency	14%	28%	(3)%

Selected Product and Service Revenue Constant Currency Reconciliation

	Three Months Ended December 31, 2025

	Percentage Change Y/Y (GAAP)	Constant Currency Impact	Percentage Change Y/Y Constant Currency

Microsoft Cloud	26%	(2)%	24%
Commercial remaining performance obligation	110%	0%	110%
Microsoft 365 Commercial cloud	17%	(3)%	14%
Microsoft 365 Consumer cloud	29%	(2)%	27%
LinkedIn	11%	(1)%	10%
Dynamics 365	19%	(2)%	17%
Azure and other cloud services	39%	(1)%	38%
Windows OEM and Devices	1%	(1)%	0%
Xbox content and services	(5)%	(1)%	(6)%
Search and news advertising excluding traffic acquisition costs	10%	(1)%	9%

About Microsoft

Microsoft (Nasdaq “MSFT” @microsoft) creates platforms and tools powered by AI to deliver innovative solutions that meet the evolving needs of our customers. The technology company is committed to making AI available broadly and doing so responsibly, with a mission to empower every person and every organization on the planet to achieve more.

Forward-Looking Statements

Statements in this release that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially because of factors such as:

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intense competition in all of our markets that could adversely affect our results of operations;
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focus on cloud-based and AI services presenting execution and competitive risks;
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significant investments in products and services that may not achieve expected returns;
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acquisitions, joint ventures, and strategic alliances that could have an adverse effect on our business;
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cyberattacks and security vulnerabilities that could lead to reduced revenue, increased costs, liability claims, or harm to our reputation or competitive position;
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disclosure and misuse of personal data that could cause liability and harm to our reputation;
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the possibility that we may not be able to protect information in our products and services from use by others;
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abuse of our advertising, professional, marketplace, or gaming platforms that may harm our reputation or user engagement;
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products and services, how they are used by customers, and how third-party products and services interact with them, presenting security, privacy, and execution risks;
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issues about the use of AI in our offerings that may result in reputational or competitive harm, or liability;
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excessive outages, data losses, and disruptions of our online services if we fail to maintain an adequate operations infrastructure;
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supply or quality problems;
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potential consequences of new, existing, and evolving legal and regulatory requirements;
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claims against us that could result in adverse outcomes in legal disputes;
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uncertainties relating to our business with government customers;

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additional tax liabilities;
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an inability to protect and utilize our intellectual property may harm our business and operating results;
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claims that Microsoft has infringed the intellectual property rights of others;
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damage to our reputation or our brands that may harm our business and results of operations;
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adverse economic or market conditions that could harm our business;
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catastrophic events or geopolitical conditions, such as the COVID-19 pandemic, that could disrupt our business;
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exposure to increased economic and operational uncertainties from operating a global business, including the effects of foreign currency exchange; and
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the dependence of our business on our ability to attract and retain talented employees.

For more information about risks and uncertainties associated with Microsoft’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of Microsoft’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting Microsoft’s Investor Relations department at (800) 285-7772 or at Microsoft’s Investor Relations website at http://www.microsoft.com/en-us/investor.

All information in this release is as of December 31, 2025. The company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.

For more information, press only:

Microsoft Media Relations, WE Communications for Microsoft, (425) 638-7777, rrt@we-worldwide.com

For more information, financial analysts and investors only:

Jonathan Neilson, Vice President, Investor Relations, (425) 706-4400

Note to editors: For more information, news and perspectives from Microsoft, please visit the Microsoft News Center at http://www.microsoft.com/news. Web links, telephone numbers, and titles were correct at time of publication, but may since have changed. Shareholder and financial information, as well as today’s 2:30 p.m. Pacific time conference call with investors and analysts, is available at http://www.microsoft.com/en-us/investor.

MICROSOFT CORPORATION

INCOME STATEMENTS

(In millions, except per share amounts) (Unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2025	2024	2025	2024

Revenue:
Product	$16,451	$16,219	$32,373	$31,491
Service and other	64,822	53,413	126,573	103,726

Total revenue	81,273	69,632	158,946	135,217

Cost of revenue:
Product	3,505	3,856	6,427	7,150
Service and other	22,473	17,943	43,594	34,748

Total cost of revenue	25,978	21,799	50,021	41,898

Gross margin	55,295	47,833	108,925	93,319
Research and development	8,504	7,917	16,650	15,461
Sales and marketing	6,584	6,440	12,301	12,157
General and administrative	1,932	1,823	3,738	3,496

Operating income	38,275	31,653	76,236	62,205
Other income (expense), net	9,971	(2,288)	6,311	(2,571)

Income before income taxes	48,246	29,365	82,547	59,634
Provision for income taxes	9,788	5,257	16,342	10,859

Net income	$38,458	$24,108	$66,205	$48,775

Earnings per share:
Basic	$5.18	$3.24	$8.91	$6.56
Diluted	$5.16	$3.23	$8.87	$6.53

Weighted average shares outstanding:
Basic	7,431	7,435	7,432	7,434
Diluted	7,460	7,468	7,463	7,469

COMPREHENSIVE INCOME STATEMENTS

(In millions) (Unaudited)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2025	2024	2025	2024

Net income	$38,458	$24,108	$66,205	$48,775

Other comprehensive income (loss), net of tax:
Net change related to derivatives	(3)	34	(6)	24
Net change related to investments	(161)	(434)	526	680
Translation adjustments and other	223	(1,034)	125	(730)

Other comprehensive income (loss)	59	(1,434)	645	(26)

Comprehensive income	$38,517	$22,674	$66,850	$48,749

BALANCE SHEETS

(In millions) (Unaudited)

	December 31, 2025	June 30, 2025

Assets
Current assets:
Cash and cash equivalents	$24,296	$30,242
Short-term investments	65,166	64,323

Total cash, cash equivalents, and short-term investments	89,462	94,565
Accounts receivable, net of allowance for doubtful accounts of $729 and $944	56,535	69,905
Inventories	1,059	938
Other current assets	33,134	25,723

Total current assets	180,190	191,131
Property and equipment, net of accumulated depreciation of $104,950 and $93,653	261,126	204,966
Operating lease right-of-use assets	25,103	24,823
Equity and other investments	21,202	15,405
Goodwill	119,622	119,509
Intangible assets, net	20,289	22,604
Other long-term assets	37,770	40,565

Total assets	$665,302	$619,003

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$37,328	$27,724
Current portion of long-term debt	4,837	2,999
Accrued compensation	10,103	13,709
Short-term income taxes	2,050	7,211
Short-term unearned revenue	51,376	64,555
Other current liabilities	24,311	25,020

Total current liabilities	130,005	141,218
Long-term debt	35,425	40,152
Long-term income taxes	27,256	25,986
Long-term unearned revenue	2,668	2,710
Deferred income taxes	2,876	2,835
Operating lease liabilities	17,345	17,437
Other long-term liabilities	58,852	45,186

Total liabilities	274,427	275,524

Commitments and contingencies
Stockholders' equity:
Common stock and paid-in capital - shares authorized 24,000; outstanding 7,429 and 7,434	112,788	109,095
Retained earnings	280,789	237,731
Accumulated other comprehensive loss	(2,702)	(3,347)

Total stockholders' equity	390,875	343,479

Total liabilities and stockholders' equity	$665,302	$619,003

CASH FLOWS STATEMENTS

(In millions) (Unaudited)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2025	2024	2025	2024

Operations
Net income	$38,458	$24,108	$66,205	$48,775
Adjustments to reconcile net income to net cash from operations:
Depreciation, amortization, and other	9,198	5,667	17,345	12,383
Stock-based compensation expense	3,219	3,089	6,202	5,921
Net recognized losses (gains) on investments and derivatives	(9,931)	2,136	(6,024)	2,678
Deferred income taxes	4,446	(1,158)	6,937	(2,591)
Changes in operating assets and liabilities:
Accounts receivable	(3,436)	(5,978)	13,054	8,059
Inventories	70	711	(122)	338
Other current assets	619	(353)	(543)	(435)
Other long-term assets	(1,288)	(1,089)	(1,682)	(2,850)
Accounts payable	1,197	958	583	42
Unearned revenue	(7,483)	(6,338)	(12,901)	(11,891)
Income taxes	(920)	(3,395)	(3,864)	(2,379)
Other current liabilities	2,802	3,217	(2,705)	(2,262)
Other long-term liabilities	(1,193)	716	(1,670)	683

Net cash from operations	35,758	22,291	80,815	56,471

Financing
Repayments of debt, maturities of 90 days or less	0	0	0	(5,746)
Repayments of debt	(3,000)	0	(3,000)	(966)
Common stock issued	259	256	948	962
Common stock repurchased	(7,415)	(4,986)	(13,065)	(9,093)
Common stock cash dividends paid	(6,762)	(6,170)	(12,931)	(11,744)
Other, net	(699)	(343)	(1,368)	(1,232)

Net cash used in financing	(17,617)	(11,243)	(29,416)	(27,819)

Investing
Additions to property and equipment	(29,876)	(15,804)	(49,270)	(30,727)
Acquisition of companies, net of cash acquired and divestitures, and purchases of intangible and other assets	(455)	(1,405)	(1,033)	(3,254)
Purchases of investments	(9,845)	(2,050)	(27,516)	(3,670)
Maturities of investments	12,417	2,604	18,448	4,740
Sales of investments	5,691	2,559	8,953	4,527
Other, net	(637)	(16)	(6,846)	(929)

Net cash used in investing	(22,705)	(14,112)	(57,264)	(29,313)

Effect of foreign exchange rates on cash and cash equivalents	11	(294)	(81)	(172)

Net change in cash and cash equivalents	(4,553)	(3,358)	(5,946)	(833)
Cash and cash equivalents, beginning of period	28,849	20,840	30,242	18,315

Cash and cash equivalents, end of period	$24,296	$17,482	$24,296	$17,482

We have recast certain prior period amounts to conform to the current period presentation.

SEGMENT RESULTS

(In millions) (Unaudited)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2025	2024	2025	2024

Productivity and Business Processes

Revenue	$34,116	$29,437	$67,136	$57,754
Cost of revenue	6,110	5,569	11,831	10,863
Operating expenses	7,407	6,983	14,299	13,490

Operating income	$20,599	$16,885	$41,006	$33,401

Intelligent Cloud

Revenue	$32,907	$25,544	$63,804	$49,636
Cost of revenue	13,566	9,405	25,880	18,019
Operating expenses	5,468	5,288	10,660	10,263

Operating income	$13,873	$10,851	$27,264	$21,354

More Personal Computing

Revenue	$14,250	$14,651	$28,006	$27,827
Cost of revenue	6,302	6,825	12,310	13,016
Operating expenses	4,145	3,909	7,730	7,361

Operating income	$3,803	$3,917	$7,966	$7,450

Total

Revenue	$81,273	$69,632	$158,946	$135,217
Cost of revenue	25,978	21,799	50,021	41,898
Operating expenses	17,020	16,180	32,689	31,114

Operating income	$38,275	$31,653	$76,236	$62,205